SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): August 14, 2001


                          PERMA-TUNE ELECTRONICS, INC.
        (Exact name of small business issuer as specified in its charter)

               TEXAS                                    75-2510791
  (State or other jurisdiction of            (IRS Employer Identification No.)
   incorporation or organization)

                 111SOUTH  BIRMINGHAM  STREET,  WYLIE,  TEXAS 75098  (Address of
                    principal executive offices)

                                 (972) 442-6774
                           (Issuer's telephone number)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5    Other Events

     Common Stock Now Quoted on OTCBB

     Effective August 30, 2001, the common stock of Perma-Tune Electronics, Inc. has been accepted for quotation on the NASD-regulated Over-The-Counter Bulletin Board and is no longer traded on the Pink Sheets.

     Perma-Tune's trading symbol has been changed from PTUE to PTUN, effective August 14, 2001.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 4, 2001

                                    PERMA-TUNE ELECTRONICS, INC.



                                    By:  /s/ Lonnie Lenarduzzi
                                           ---------------------------
                                           Name:  Lonnie Lenarduzzi
                                           Title: President